Exhibit 99
Focused on Growth An Overview of LaBarge, Inc.

Certain sections of this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that relate to future events or our future financial performance. We have attempted to identify these statements by terminology including "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "goal," "may," "will," "should," "can," "continue," or the negative of these terms or other comparable terminology. These statements include statements about our market opportunity, our growth strategy, competition, expected activities, and the adequacy of our available cash resources. Although we believe that, in making any such statement, our expectations are based on reasonable assumptions, readers are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, regulatory, competitive and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions as summarized in our reports filed from time to time with the Securities and Exchange Commission. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. Unless otherwise required by law, the Company disclaims an obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein to reflect future events or developments. Safe Harbor This presentation is dated February 1, 2007.

Achieving excellent growth 10% five-year CAGR for sales, 20% for earnings (fiscal years 2001 to 2006) Outstanding FY07 first half: Sales grew 26%, earnings up 19% Expanding pipeline of business opportunities Customers in strong-performing, diversified markets Strong order flow Robust backlog of firm orders - $209.4 million (at 12/31/06) Healthy financial condition Positive cash flow Declining debt Recent Highlights

Electronics Manufacturing Services $190 billion worldwide market* Diverse and fragmented Job shops to highly automated factories Simple assembly to high-tech electronics Low volume to high volume Outlook for EMS industry is positive Increasing long-term trend toward outsourcing Forecasted CAGR of approximately 10.0%* * Source: Electronic Trend Publications; June 2006

LaBarge's Place in the EMS Industry LaBarge's niche: Low-to-medium volume contract manufacturing High-complexity/high- reliability electronic assemblies Outsourcing in its early stages Customers are: Large, technology-driven companies Focused on own core capabilities Interested in boosting efficiencies and reducing costs

Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diversified markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Higher-level assemblies Systems integration Printed circuit card assemblies Interconnect systems

Established Customer Relationships Airport security and aerospace Postal systems and defense Postal systems and defense Defense and commercial aerospace Defense and commercial aerospace Oil field services and tooling Glass container fabrication Defense and commercial aerospace Aircraft engines and medical Mine automation systems Defense Semiconductor Defense Defense

Diversified Markets Backlog - $209.4 million (at Dec. 31, 2006) Net Sales - $213.0 million (for 12 months ended Dec. 31, 2006)

Glass container fabrication equipment Scientific instrumentation Semiconductor manufacturing equipment Oil-field services equipment Mining automation systems Baggage screening systems Postal automation equipment Homeland security applications Missile systems Radar systems Aircraft applications Shipboard systems Industrial Natural Resources Government Systems Defense High-Reliability in Demanding Environments

? ? ? ? ? ? ? All U.S. Manufacturing Six manufacturing locations 1,250 employees Headquartered in St. Louis

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Commitment to lean organization Enhance manufacturing efficiencies Strengthen inventory management

Internal growth Positive trend toward outsourcing among OEMs from diverse markets Strong-performing market sectors LB is positioned as preferred supplier to key customers Acquisitions - looking for candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Add long-term value for our shareholders Growth Drivers

Backlog (dollars in millions)

Net Sales 2002 2003 2004 2005 2006 117.2 102.9 131.5 182.3 190.1 (dollars in millions) FY07 First-Half Sales = $110.7 million

2002 2003 2004 2005 2006 0.26 0.15 0.44 0.68 0.6 Earnings Per Share (diluted eps) FY07 First-Half EPS = $0.35

2002 2003 2004 2005 2006 0.195 0.203 0.231 0.226 0.216 Gross Margin FY07 First-Half Gross Margin = 20.9%

Outlook Positive prospects for EMS market Strong trend toward outsourcing LaBarge is well positioned as a niche player Positive long-term business outlook for LB Solid backlog of firm orders Customers in strong-performing market sectors Expanding pipeline of new business opportunities Actively seeking attractive, accretive acquisition in EMS industry Expect continued year-over-year expansion in sales and earnings for remainder of fiscal 2007